                              AMSOUTH MUTUAL FUNDS

                       SUPPLEMENT DATED AUGUST 1, 1997 TO
          THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 17, 1997


        Capitalized terms used in this Supplement and not defined have the meaning assigned to them in the Statement of Additional Information.

        The Statement of Additional Information is hereby amended as follows:

        1. The new address for the TRANSFER AGENT IS AMSOUTH MUTUAL FUNDS, PO BOX 182733, COLUMBUS, OH 43218-2733.

        2. The section under INVESTMENT SUB-ADVISOR on page B-31 is hereby supplemented as follows:

                Peachtree Asset Management ("Peachtree") serves as investment sub-adviser to the Capital Growth Fund, pursuant to a Sub-Advisory Agreement dated as of July 16, 1997 between AmSouth and Peachtree ("Sub-Advisory Agreement").

                Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to the Capital Growth Fund until January 31, 1998 and shall continue in effect for successive one year periods if such continuance is approved at least annually by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting Shares of the Fund (as defined under "GENERAL INFORMATION" - Miscellaneous" in the prospectus of the Capital Appreciation Funds) and a majority of the Trustees who are not parties to the Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. This Agreement may be terminated with respect to the Fund by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Investment Advisor or Sub-Advisor on 60 days written notice. This Agreement will also immediately terminate in the event of its assignment.

        3. The paragraph under CUSTODIAN on page B-39 is hereby amended to read as follows:

                AmSouth became Custodian for the Trust on April 17, 1997. The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

AS1SAI5080197